U.S. Securities and Exchange Commission
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (date of earliest event reported): December 3, 1999
                                                 (November 19, 1999)

                         Commission file number 0-26013

                       MULTI-LINK TELECOMMUNICATIONS, INC.
                       ----------------------------------
                      (Exact name of small business issuer
                          as specified in its charter)


         Colorado                                         84-1334687
 ------------------------------                 -------------------------------
(State or other jurisdiction of                (IRS Employer Identification No.)
 incorporation or organization)


                 4704 Harlan Street, Suite 420, Denver, CO 80212
                 -----------------------------------------------
                    (Address of principal executive offices)


                                 (303) 831-1977
                            -------------------------
                           (Issuer's telephone number)


                                 Not Applicable
               ---------------------------------------------------
              (Former name, former address, and former fiscal year,
                          if changed since last report)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS


     On November 19, 1999, Hellyer Communications Services, Inc. (the "Company"), a newly formed wholly owned subsidiary of Multi-Link Telecommunications, Inc. ("Multi-Link"), completed the acquisition of substantially all of the assets of Hellyer Communications, Inc. ("Hellyer"), a privately held Indianapolis-based provider of voice messaging, paging, mobile telephone and telephone consulting services. The assets acquired include tangible personal property (such as machinery, equipment, inventories, furniture and motor vehicles), accounts receivable, claims, and intellectual property. The purchased personal property was used by Hellyer to provide telecommunications services, and the Company plans to use the personal property for the same purpose.

     The purchase price consisted of $1.1 million in cash and the assumption by the Company of approximately $2.1 million of Hellyer's liabilities. As part of the transaction, the Company and Multi-Link entered into a five-year non-competition agreement and a two-year consulting agreement with Jerry L. Hellyer, Sr. ("Mr. Hellyer"), the sole shareholder and principal executive officer of Hellyer, under which Multi-Link will issue to Mr. Hellyer 150,000 shares of restricted common stock with a two-year vesting schedule. In addition, Multi-Link loaned Mr. Hellyer $300,000, with such loan secured by the restricted common stock issued to Mr. Hellyer under the non-competition agreement and the consulting agreement, repayable on or before December 31, 2000 and bearing interest at 3% in excess of the prime rate.

     The funds used in the acquisition were obtained in Multi-Link's initial public offering, completed in May 1999.

     The purchase price and terms were negotiated on an arms-length basis with Hellyer. No principal of Hellyer had a relationship with Multi-Link or the Company prior to the transaction.

     It is impracticable to provide any financial statements with this filing that may required to be filed pursuant to Item 7 of Form 8-K. Any financial statements required to be filed pursuant to Item 7 of Form 8-K will be filed by amendment within 60 days of the due date of this filing.


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


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS



     (c) Exhibits.

     10.14 Amended and Restated Asset Purchase Agreement dated November 17, 1999 by and among Hellyer Communications, Inc., Jerry L. Hellyer, Sr., Multi-Link Telecommunications, Inc. and Hellyer Communications Services, Inc. (without exhibits).

     10.15 Loan Agreement dated November 17, 1999 by and between Multi-Link Telecommunications, Inc. and Jerry L. Hellyer, Sr.

     10.16 Promissory Note dated November 17, 1999 by and between Multi-Link Telecommunications, Inc. and Jerry L. Hellyer, Sr.

     10.17  Pledge   and   Security   Agreement   by  and   between   Multi-Link
            Telecommunications, Inc. and Jerry L. Hellyer, Sr.

     99.2   Press Release.













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


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    MULTI-LINK TELECOMMUNICATIONS,
                                    INC.

Date:  December 3, 1999             By: /s/ David J. Cutler
                                        ----------------------------------------
                                        David J. Cutler, Chief Financial Officer
















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